UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1776

Name of Registrant:	Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 - March 31, 2006

Item 1:	Reports to Shareholders

 Vanguard®Wellesley® Income Fund

> Semiannual Report

March 31, 2006

> For the half-year ended March 31, 2006, the Investor Shares of Wellesley Income Fund returned 1.2%, slightly less than its comparable benchmarks.

> Most of the fund’s return came from its stock portfolio. An overweighting in the telecommunication services sector, in particular, helped performance.

> The fund’s bond portfolio, which accounted for about 60% of the fund’s holdings, provided slim returns, as rising interest rates put a drag on bond performance.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	9

Performance Summary	11

Financial Statements	12

About Your Fund's Expenses	30

Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2006

Total Return
Vanguard Wellesley Income Fund
Investor Shares	1.2%
AdmiralTM Shares[1]	1.3
Wellesley Composite Index[2]	2.2
Average Income Fund[3]	3.2

Your Fund’s Performance at a Glance
September 30, 2005–March 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Wellesley Income Fund

Investor Shares	$21.66	$21.08	$0.453	$0.384

Admiral Shares	52.47	51.07	1.129	0.930

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: Lehman Credit A or Better Index. For stocks the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%).
3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Wellesley Income Fund returned 1.2% during the six months ended March 31. Although the stock market recorded respectable gains for the period, the bond market offered minimal returns, as rising interest rates weighed on prices.

The fund’s return lagged the performance of its composite benchmark, the Wellesley Composite Index, which is weighted in accordance with your fund’s typical asset allocation of 65% in high-quality bonds and 35% in value stocks. The fund also underperformed the average income fund (see the table on page 1), partly because of the portfolio’s large weighting in the poorly performing utilities sector.

The fund’s income yield rose during the period by about 0.4%, to 4.4% for Investor Shares and 4.5% for Admiral Shares.

Stocks soared in the new year as positive reports mounted

In the fiscal half-year, stocks staged a performance in two acts: From October through December, returns stayed modest, but the first three months of 2006 saw a sharp rise in stock prices. First-quarter economic news included a jump in U.S. economic growth from 2005‘s already strong level; a surge in consumer confidence that paralleled growth in new jobs; and growth in corporate earnings that was expected to hit double digits for the 16th consecutive quarter.

Markets rewarded the good news handsomely. Continuing a trend of recent years, small-capitalization stocks in the United States led large-caps; reversing recent trends, the U.S. small-caps also outperformed broad international markets. However, Japanese and emerging markets continued to dominate other market segments.

Moves in the U.S. bond market signaled a return to normalcy

On March 28, the Federal Reserve Board raised its target for the federal funds rate to 4.75%, the 15th consecutive rate increase since June 2004. During most of 2005, short-term rates followed the Fed’s moves but, in a bond market anomaly, long-term rates held steady. In the first quarter of 2006, however, rate movements followed a more typical pattern, rising in concert across the maturity spectrum. In this environment, shorter-term securities outperformed long-term bonds, and municipal issues generally outperformed corporate securities.

Stock holdings advanced, but bonds produced little gain

With its 1.2% return for the half-year for its Investor Shares, Wellesley Income Fund lagged the result for its composite benchmark by 1 percentage point and underperformed its average peer fund by 2 percentage points. The fund’s longtime emphasis on mature industries such as utilities and materials, as well as disappointing stock selections in the market’s hot spots, restrained its six-month performance.

Market Barometer

	Total Returns Periods Ended March 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	6.7%	13.2%	4.7%

Russell 2000 Index (Small-caps)	15.2	25.8	12.6

Dow Jones Wilshire 5000 Index (Entire market)	8.0	15.0	6.0

MSCI All Country World Index ex USA (International)	14.6	28.1	11.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	-0.1%	2.3%	5.1%

Lehman Municipal Bond Index	1.0	3.8	5.2

Citigroup 3-Month Treasury Bill Index	1.9	3.5	2.1

CPI

Consumer Price Index	0.5%	3.4%	2.5%

1 Annualized.

During the period, the bond portion of Wellesley's portfolio provided slightly negative returns, in line with the -0.6% return of its benchmark, the Lehman Credit A or Better Index. Overall as of the end of the fiscal half-year, bonds accounted for about $6 of every $10 invested in the fund. Wellington Management Company, LLP, the fund's advisor, maintained its conservative, income-oriented mandate by investing primarily in high-grade intermediate-term securities. Wellington's strategy has been to keep the portfolio's sensitivity to interest rate movements similar to that of the index. Because interest rates rose across the maturity spectrum, bond returns were negligible for both the index and the fund. The fund's stock holdings provided a moderate lift during the period. The stock portfolio returned 4.0% for the half-year, as the advisor continued to seek stocks of high-quality companies with above-average dividend yields. This long-standing focus on yield, which is part of Wellesley's mandate, was somewhat out of tune with the market's tenor during the six months, however. The fund's strategy also kept it out of the generally low-to-no-dividend stocks in the information technology sector, which were strong performers.

Compared with its benchmark index, the fund was overweighted in the energy and utilities sectors during the period, which put a sharp drag on performance. That, combined with poor stock selection in

Annualized Expense Ratios:1
 Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Income Fund

Wellesley Income Fund	0.24%	0.13%	0.98%

1 Fund expense ratios reflect the six months ended March 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc.
   and captures information through year-end 2005.

the materials sector, hampered the fund’s equity returns. Stock selection in the financials sector, which represented on average 30% of the fund’s equity holdings for the period, also caused the fund to underperform its main equity benchmark, the S&P 500/Barra Value Index. Still, for the half-year, this sector alone contributed significantly to the fund’s total return. Caterpillar, a sizable holding during the six months, posted a strong fiscal half-year, up 23%.

The fund’s overweighted position in the telecommunication services sector gave the biggest boost to equity performance, as companies such as BellSouth, Verizon Communications, and AT&T made significant contributions.

Time is on your side in reaching your goals

Prudent investors know that time is your best ally in reaching your financial objectives. Over time, a balanced, well-diversified portfolio can help put you in position to reap the rewards of the best-performing assets while muting the risks of the worst-performing ones. In investing, the need for a long-term perspective is constant. Portfolios that are diversified across asset classes—including money market, bond, and stock mutual funds—have historically provided the returns that can help you meet your long-term goals. With that in mind, Vanguard has always counseled that the best solution is a carefully considered, balanced portfolio with an asset allocation suitable to your time horizon, risk tolerance, and long-term objectives.

With its conservative allocation to income-producing stocks and high-quality bonds, Wellesley Income Fund can play an important role in just such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 19, 2006

Advisor’s Report

Vanguard Wellesley Income Fund underperformed its composite benchmark in the first half of fiscal-year 2006. For the six months ended March 31, 2006, the Investor Shares returned 1.2%, versus 2.2% for the Wellesley Composite Index. For the 12 months ended March 31, 2006, the Investor Shares returned 4.8%, versus 6.4% for the benchmark.

The fund’s stock holdings returned 4.0% and 9.9% for the last 6 and 12 months, respectively, while the stock portion of the benchmark returned 7.4% and 15.0% for the same periods. The benchmark’s stock portion is weighted 75% in the Standard & Poor’s 500/Barra Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Integrated Telecommunication Services Index.

Wellesley’s fixed income holdings returned –0.7% and 1.7% for the 6- and 12-month periods, respectively. These results lag the returns of –0.6% and 1.9% for the same periods for the benchmark Lehman Credit A or Better Index, an intermediate-maturity index of high-quality corporate bonds.

The investment environment

During the last six months, economic growth has been stronger than we expected, both in the United States and globally. We expect the pace of U.S. economic growth to moderate, driven by weaker consumer spending. Higher interest rates across the yield curve and continued high energy prices, with oil prices once again approaching $70 per barrel, will likely further reduce consumers’ disposable income. A slower pace of housing appreciation, which has been an important contributor to consumer spending over the past few years, will limit consumers’ ability to withdraw equity from their homes. We expect the industrial sector to remain relatively strong because of robust capital spending, strong global demand, and healthy balance sheets.

As major economies expand concurrently, we expect strong global economic growth during the next 12 months. Central banks in Europe, Japan, and the United States are in the process of raising interest rates, however, which should eventually dampen global gross domestic product growth.

We continue to be cautious about investors’ complacency and their willingness to take on more risk. In addition, geopolitical concerns include nationalistic trends in South America, discussions of increased protectionism in the United States and Europe, and increased political uncertainty in the United States.

In the fixed income markets, mixed economic data kept market participants guessing as to when the Federal Reserve Board would stop tightening monetary policy. Going into year-end, the market priced in a 50% chance that the federal funds target rate would rise to 4.75%. However, a mild winter with stronger-than-anticipated retail sales and housing data forced investors to push expectations higher. At the end of March, the market priced in a 50% chance of the Fed increasing the target rate to 5.25% at its June meeting. The Fed has been successful in keeping inflation concerns contained, resulting in stable U.S. Treasury yields across the yield curve.

The corporate credit market marginally outperformed Treasuries during the past six months. Lower-quality corporate bonds outperformed higher-quality securities despite concerns regarding many market events with adverse credit fundamentals, such as leveraged buyouts, mergers and acquisitions, and large share-repurchase programs.

The fund’s successes

In Wellesley’s stock portfolio, a number of stock selections and an underweighted position in the consumer discretionary sector helped performance compared with the stock benchmark. Air Products & Chemicals, for example, was a strong contributor thanks to better-than-expected earnings and improving prospects for growth because of strong demand for industrial gases.

The fund also benefited from favorable stock selection in the telecommunication services and health care sectors. BellSouth was a strong contributor after it was acquired by AT&T. In health care, Bristol-Myers Squibb performed well after settling litigation that will keep the generic version of its blood-thinning drug, Plavix, off the market in the near term. For the bond portfolio, allocations to asset-backed securities, agency debt, and lower-quality investment-grade corporate credits were positive factors.

The fund’s shortfalls

The energy sector was the largest detractor from performance in the fund’s stock portion, because of our overweighted position and unfavorable stock selection. ConocoPhillips performed poorly following its acquisition of Burlington Resources.

The financials sector also detracted from performance. XL Capital’s stock suffered as a result of the need to strengthen reserves for potential claims in the company’s insurance operations.

The performance of the financials sector was also a negative factor for the bond portfolio. Duration was not a large factor in performance, as the portfolio’s shorter duration than that of the benchmark helped during fourth-quarter 2005, but our relatively longer duration during first-quarter 2006 detracted from performance.

The fund’s positioning

The fund holds an overweighted equity stake in the materials sector because we believe future earnings power for many of these companies is underestimated by the marketplace. We have no exposure to the technology sector, because of the lack of attractively priced stocks that pay dividends.

With regard to the bond portfolio, the economy’s strength over the past three months has been surprising. Despite this growth, we feel the probability is low that the economy will accelerate significantly over the short term, and we have concluded that the Fed is close to a neutral policy stance. As a result, we are comfortable maintaining the portfolio’s duration of 5.4 years, slightly lower than the 5.5-year duration of the benchmark.

As mentioned previously, the corporate credit markets are becoming riskier; as a result, we have continued to position the portfolio more conservatively. We are emphasizing higher-quality securities that carry less credit risk. Recent purchases of commercial mortgage-backed securities highlight this theme. We purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders with an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Portfolio changes

Our purchases over the past six months exhibited no overall theme, but rather reflected stock-specific fundamentals. Purchases included General Electric, Pitney Bowes, Allstate, and Bristol-Myers Squibb. We reduced our holdings of stocks that either achieved our price targets, such as Emerson Electric and Heinz, or experienced deteriorating fundamentals, such as XL Capital and ConocoPhillips. In the case of Caterpillar, we trimmed our stake because price appreciation had pushed the dividend yield below that of the market.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP
April 12, 2006

Fund Profile
As of March 31, 2006

Total Fund Characteristics

Yield
Investor Shares	4.4%
Admiral Shares	4.5%
Turnover Rate	17%[1]
Expense Ratio
Investor Shares	0.24%[1]
Admiral Shares	0.13%[1]
Short-Term Reserves	0%

Sector Diversification (% of equity portfolio)

	Fund	Comparative Index[2]	Broad Index[3]
Consumer Discretionary	0%	11%	12%
Consumer Staples	9	3	8
Energy	13	9	9
Financials	31	37	22
Health Care	6	8	12
Industrials	6	9	11
Information Technology	0	7	16
Materials	11	4	4
Telecommunication Services	10	6	3
Utilities	14	6	3
Short-Term Reserves	0%	—	—

Total Fund Volatility Measures

	Fund	Composite Index[4]	Fund	Broad Index[3]
R-Squared	0.91	1.00	0.24	1.00
Beta	0.93	1.00	0.26	1.00

Ten Largest Stocks5 (% of equity portfolio)

ExxonMobil Corp.	integrated oil
	and gas	5.4%

Bank of America Corp.	diversified banks	5.1

AT&T Inc.	integrated
	telecommunication
	services	5.1

Citigroup, Inc.	diversified
	financial services	4.5

FPL Group, Inc.	electric utilities	4.1

ConocoPhillips Co.	integrated oil
	and gas	3.7

Altria Group, Inc.	tobacco	2.9

PNC Financial
Services Group	regional banks	2.9

General Electric Co.	industrial
	conglomerates	2.8

BellSouth Corp.	integrated
	telecommunication
	services	2.7

Top Ten		39.2%

Top Ten as % of Total Net Assets		15.2%

Fund Asset Allocation

1 Annualized.
2 S&P 500/Barra Value Index.
3 Dow Jones Wilshire 5000 Index.
4 Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman
   Credit A or Better Index. The stock component included the
   S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunication Services Index (4.5%).
5 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics

	Fund	Comparative Index[1]	Broad Index[2]
Number of Stocks	58	319	4,980
Median Market Cap	$63.5B	$34.1B	$26.3B
Price/Earnings Ratio	14.2x	15.7x	20.9x
Price/Book Ratio	2.4x	2.1x	2.9x
Dividend Yield	3.3%	2.1%	1.6%
Return on Equity	19.4%	13.6%	17.2%
Earnings Growth Rate	10.5%	14.1%	10.5%
Foreign Holdings	2.8%	3.1%	2.4%

Fixed Income Characteristics

	Fund	Comparative Index[3]	Broad Index[4]
Number of Bonds	390	1,797	6,610
Yield to Maturity	5.5%[5]	5.6%	5.5%
Average Coupon	5.5%	5.5%	5.3%
Average Effective Maturity	8.2 years	8.6 years	7.1 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	5.4 years	5.5 years	4.7 years

Sector Diversification7
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	11%
Finance	34
Foreign	10
Government Mortgage-Backed	0
Industrial	33
Treasury/Agency	4
Utilities	6
Other	2

Distribution by Credit Quality6
(% of fixed income portfolio)

Aaa	26%
Aa	27
A	36
Baa	9
Not Rated	2

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500/Barra Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Lehman Credit A or Better Index.
4 Lehman Aggregate Bond Index.
5 Before expenses.
6 Moody’s Investors Service.
7 The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
   See pages 32 and 33 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1995–March 31, 2006

	Wellesley Income Fund Investor Shares			Composite Index[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	3.2%	6.0%	9.2%	7.5%

1997	15.5	6.4	21.9	20.3

1998	8.1	5.8	13.9	12.8

1999	-5.3	5.0	-0.3	3.2

2000	2.5	5.8	8.3	9.3

2001	7.6	5.3	12.9	2.6

2002	-4.4	4.7	0.3	-4.8

2003	6.1	4.6	10.7	14.4

2004	4.2	4.4	8.6	9.3

2005	2.8	4.1	6.9	7.0

2006[2]	-0.9	2.1	1.2	2.2

Average Annual Total Returns: Periods Ended March 31, 2006

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Investor Shares	7/1/1970	4.79%	6.44%	3.55%	5.12%	8.67%

Admiral Shares	5/14/2001	4.91	6.26[3]	—	—	—

1 The Wellesley Composite Index bond component (65% weighting) is Lehman Long Credit AA or Better Index through March 31, 2000, and Lehman Credit A or Better Index thereafter. Stock component is S&P 500/Barra Value Index (26% weighting) and S&P Utilities Index (9%) through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was
   replaced by the S&P Integrated Telecommunication Services Index.
2 Six months ended March 31, 2006.
3 Return since inception.
   Note: See Financial Highlights tables on pages 25 and 26 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Face Amount ($000)	Market Value• ($000)

U.S. Government and Agency Obligations (2.6%)

Agency Bonds and Notes (2.6%)

1 Federal Home Loan Bank
3.375%, 9/14/07	20,000	19,515
4.375%, 3/17/10	80,000	77,756

1 Federal Home Loan
Mortgage Corp.
7.000%, 3/15/10	64,000	68,163
4.500%, 1/15/15	40,000	38,142

1 Federal National
Mortgage Assn
7.125%, 6/15/10	33,000	35,407

1 Financing Corp.
10.700%, 10/6/17	2,755	4,005
9.650%, 11/2/18	4,090	5,669
8.600%, 9/26/19	3,330	4,377

Private Export Funding Corp.
(U.S. Government Guaranteed)
4.550%, 5/15/15	6,065	5,776
4.950%, 11/15/15	13,350	13,076

1 Tennessee Valley Auth
4.375%, 6/15/15	35,000	32,875

Total U.S. Government and Agency
Obligations (Cost $315,972)		304,761

Corporate Bonds (50.9%)

Asset-Backed Securities (6.5%)

Aesop Funding II LLC
2,3 3.950%, 4/20/08	21,800	21,318

American Express Credit
Account Master Trust
2 4.350%, 12/15/11	12,000	11,728

BMW Vehicle Owner Trust
2 4.280%, 2/25/10	25,655	25,175

Banc of America
Commercial Mortgage, Inc.
2 5.182%, 9/10/47	19,180	18,685

Bank One Issuance Trust
2 3.590%, 9/17/07	25,000	24,472

Bear Stearns Commercial
Mortgage Securities, Inc.
2 5.625%, 3/11/39	29,615	29,455
2 4.871%, 9/11/42	9,500	9,021
2 5.156%, 10/12/42	27,445	26,729

Capital Auto Receivables
Asset Trust
2 2.960%, 1/15/08	23,953	23,695
2 3.750%, 7/15/09	20,000	19,556

Capital One Master Trust
2 4.600%, 8/17/09	7,225	7,208

Capital One Prime Auto
Receivables Trust
2 3.690%, 6/15/10	15,740	15,321

CarMax Auto Owner Trust
2 2.660%, 5/15/08	4,889	4,849

Chase Manhattan Auto
Owner Trust
2 2.570%, 2/16/10	11,360	11,109

Citibank Credit Card
Issuance Trust
2 2.900%, 5/17/10	8,500	8,112
2 4.550%, 6/20/17	15,000	14,039

Citigroup Mortgage
Loan Trust, Inc.
2 4.729%, 4/25/35	17,622	17,443

Citigroup/Deutsche Bank
Commercial Mortgage
2 5.225%, 7/15/44	20,000	19,585

	Face Amount ($000)	Market Value• ($000)

Commercial Mortgage Pass
Through Certificates
2 5.116%, 6/10/44	20,000	19,349

Connecticut RRB Special
Purpose Trust
2 6.210%, 12/30/10	12,870	13,296

Ford Credit Auto Owner Trust
2 3.540%, 11/15/08	9,780	9,572

GE Business Loan Trust
2,3 4.378%, 6/15/33	13,329	12,766

GS Mortgage
Securities Corp. II
2 4.751%, 7/10/39	20,000	18,949

GSR Mortgage Loan Trust
2 4.619%, 4/25/35	17,470	17,409

Greenwich Capital
Commercial Funding Corp.
2 4.533%, 1/5/36	20,000	19,205
2 5.224%, 4/10/37	23,200	22,601
2 4.799%, 8/10/42	12,225	11,973

Honda Auto Receivables
Owner Trust
2 2.400%, 2/21/08	20,909	20,680
2 3.280%, 2/18/10	10,200	9,830

Impac CMB Trust
4 5.058%, 4/25/06	9,027	9,055

JPMorgan Chase Commercial
Mortgage Securities
2 4.918%, 10/15/42	20,000	19,012
2 5.481%, 12/12/44	6,960	6,903
2 5.179%, 12/15/44	22,610	22,060

John Deere Owner Trust
2 2.320%, 12/17/07	12,650	12,529

LB-UBS Commercial
Mortgage Trust
2 4.954%, 9/15/30	12,545	12,000

Massachusetts RRB Special
Purpose Trust
2 3.780%, 9/15/10	10,660	10,453

Merrill Lynch Mortgage Trust
2 5.047%, 7/12/38	20,400	19,643

Morgan Stanley Capital I
2 5.230%, 9/15/42	13,525	13,170
2 5.162%, 10/12/52	10,000	9,493
2 4.540%, 7/15/56	20,000	19,076

Nissan Auto Receivables
Owner Trust
2 2.700%, 12/17/07	14,888	14,799
2 2.610%, 7/15/08	7,468	7,376

Onyx Acceptance Auto Trust
2 3.910%, 9/15/11	25,000	24,361
2 2.660%, 5/17/10	8,019	7,848

USAA Auto Owner Trust
2 2.670%, 10/15/10	5,000	4,869
2 4.130%, 11/15/11	12,010	11,736

Wachovia Bank Commercial
Mortgage Trust
2 5.118%, 7/15/42	20,000	19,339

Wells Fargo Mortgage
Backed Securities Trust
2 4.550%, 2/25/35	9,307	9,113

Whole Auto Loan Trust
2 3.040%, 4/15/09	20,388	20,370

World Omni Auto
Receivables Trust
2 3.820%, 11/12/11	4,625	4,483

760,818
Finance (20.6%)

Banking (11.4%)

Associates Corp. of
North America
6.250%, 11/1/08	25,000	25,552

BB&T Corp.
6.500%, 8/1/11	25,000	26,256
4.750%, 10/1/12	16,000	15,412
5.250%, 11/1/19	19,000	18,176

Banc One Corp.
2.625%, 6/30/08	15,000	14,182
7.750%, 7/15/25	25,000	29,600

Bank of America Corp.
3.250%, 8/15/08	14,750	14,087
3.375%, 2/17/09	27,000	25,655
4.875%, 1/15/13	43,100	41,795
5.375%, 6/15/14	25,525	25,292

Bank of Montreal
7.800%, 4/1/07	5,035	5,152

Bank of New York Co., Inc.
5.200%, 7/1/07	35,000	35,014

Citicorp
6.650%, 12/15/10	25,000	26,374

Citigroup, Inc.
5.000%, 3/6/07	22,000	21,872
4.125%, 2/22/10	12,000	11,495
6.500%, 1/18/11	10,000	10,454
6.625%, 6/15/32	9,000	9,723
6.000%, 10/31/33	15,000	14,937
5.850%, 12/11/34	15,000	14,832

	Face Amount ($000)	Market Value• ($000)

Credit Suisse
First Boston USA, Inc.
4.625%, 1/15/08	21,300	21,094
6.500%, 1/15/12	18,800	19,691
5.125%, 1/15/14	23,825	23,142
4.875%, 1/15/15	32,500	30,723
7.125%, 7/15/32	13,300	15,360

Deutsche Bank Financial LLC
5.375%, 3/2/15	8,250	8,102

Fifth Third Bank
4.200%, 2/23/10	33,000	31,663

HBOS Treasury Services PLC
3 3.625%, 7/23/07	13,000	12,744
3 3.750%, 9/30/08	11,400	10,986
3 4.000%, 9/15/09	10,000	9,556
3 6.000%, 11/1/33	19,000	18,920

HSBC Bank USA
4.625%, 4/1/14	13,100	12,267
5.875%, 11/1/34	21,000	20,527

HSBC Holdings PLC
7.625%, 5/17/32	15,800	18,760

Huntington National Bank
4.375%, 1/15/10	16,000	15,477

J.P. Morgan, Inc.
5.750%, 10/15/08	20,000	20,220
6.250%, 1/15/09	20,000	20,473

JPMorgan Chase & Co.
5.500%, 3/26/07	5,000	4,996
3.500%, 3/15/09	12,000	11,422
5.750%, 1/2/13	14,000	14,136
5.125%, 9/15/14	9,665	9,338

Mellon Bank NA
7.375%, 5/15/07	4,720	4,827

Mellon Funding Corp.
5.000%, 12/1/14	12,000	11,540

Mizuho Finance (Cayman)
3 5.790%, 4/15/14	32,000	32,278

National Australia Bank
3 4.800%, 4/6/10	21,000	20,508

National City Bank
of Pennsylvania
7.250%, 10/21/11	22,000	23,972

National Westminster Bank PLC
7.375%, 10/1/09	29,825	31,648

Northern Trust Co.
4.600%, 2/1/13	10,000	9,508

Overseas Chinese
Banking Corp.
3 7.750%, 9/6/11	8,870	9,727

PNC Bank NA
5.250%, 1/15/17	16,000	15,508

Regions Financial Corp.
7.000%, 3/1/11	25,000	26,648

Republic New York Corp.
5.875%, 10/15/08	15,000	15,177

Royal Bank of
Scotland Group PLC
6.400%, 4/1/09	14,000	14,371
5.000%, 10/1/14	18,975	18,284

Sanwa Bank Ltd.
8.350%, 7/15/09	3,570	3,868
7.400%, 6/15/11	22,000	23,706

Sovereign Bancorp, Inc.
3 4.800%, 9/1/10	6,265	6,050

SunTrust Banks, Inc.
5.050%, 7/1/07	20,000	19,954
6.375%, 4/1/11	15,000	15,600

UFJ Finance Aruba AEC
6.750%, 7/15/13	20,000	21,230

US Bancorp
5.100%, 7/15/07	17,000	16,972

US Bank NA
3.900%, 8/15/08	20,000	19,416
6.375%, 8/1/11	25,000	26,102
4.950%, 10/30/14	12,400	11,903

Wachovia Bank NA
4.800%, 11/1/14	19,640	18,526

Wachovia Corp.
6.000%, 10/30/08	15,000	15,253
4.875%, 2/15/14	19,250	18,297
5.250%, 8/1/14	5,860	5,693
6.605%, 10/1/25	15,000	15,784

Washington Mutual, Inc.
5.250%, 9/15/17	38,000	35,864

Wells Fargo & Co.
5.125%, 2/15/07	5,020	5,015
3.500%, 4/4/08	17,000	16,446
3.125%, 4/1/09	12,400	11,684

Wells Fargo Bank NA
7.550%, 6/21/10	25,000	26,970

World Savings Bank, FSB
4.125%, 3/10/08	20,000	19,606
4.500%, 6/15/09	6,000	5,866
4.125%, 12/15/09	16,000	15,356

	Face Amount ($000)	Market Value• ($000)

Brokerage (2.1%)

Bear Stearns Co., Inc.
3.250%, 3/25/09	15,500	14,650

Goldman Sachs Group, Inc.
3.875%, 1/15/09	30,000	28,924
5.250%, 10/15/13	29,400	28,681
6.125%, 2/15/33	12,200	12,126

Lehman Brothers
Holdings, Inc.
3.600%, 3/13/09	8,970	8,560
4.800%, 3/13/14	15,000	14,245

Merrill Lynch & Co., Inc.
4.125%, 1/15/09	27,125	26,345
5.000%, 2/3/14	15,000	14,441

Morgan Stanley Dean Witter
3.875%, 1/15/09	36,000	34,699
5.300%, 3/1/13	37,925	37,102
7.250%, 4/1/32	27,100	31,289

Finance Companies (2.7%)

American Express
Centurion Bank
4.375%, 7/30/09	11,500	11,173

American General
Finance Corp.
5.750%, 3/15/07	20,000	20,091
4.500%, 11/15/07	5,000	4,936
2.750%, 6/15/08	15,100	14,285
4.000%, 3/15/11	12,000	11,186

CIT Group, Inc.
7.375%, 4/2/07	40,000	40,804
7.750%, 4/2/12	10,100	11,144

General Electric Capital Corp.
5.000%, 6/15/07	24,000	23,944
7.375%, 1/19/10	10,000	10,682
8.125%, 5/15/12	10,000	11,313
5.450%, 1/15/13	25,550	25,486
6.750%, 3/15/32	34,050	37,912

HSBC Finance Corp.
5.750%, 1/30/07	23,000	23,084
4.625%, 1/15/08	13,700	13,558
5.250%, 1/14/11	10,000	9,879
4.750%, 7/15/13	12,225	11,531

Wells Fargo Financial
5.500%, 8/1/12	34,100	34,189

Insurance (3.6%)

ACE Ltd.
6.000%, 4/1/07	30,000	30,163

Allstate Corp.
7.500%, 6/15/13	20,000	22,294

Allstate Life Global Funding
4.250%, 2/26/10	13,000	12,495

American International
Group, Inc.
4 2.875%, 5/15/06	14,250	13,563
4 4.250%, 5/15/06	14,250	13,147

Axa Financial Inc.
6.500%, 4/1/08	10,000	10,213

CIGNA Corp.
7.000%, 1/15/11	4,900	5,182

Chubb Corp.
6.000%, 11/15/11	4,500	4,590

Cincinnati Financial Corp.
6.920%, 5/15/28	11,750	12,684

Genworth Financial, Inc.
5.125%, 3/15/11	17,635	17,398

Hartford Life, Inc.
7.375%, 3/1/31	26,000	30,174

Liberty Mutual Insurance Co.
3 8.500%, 5/15/25	21,665	25,593

MBIA, Inc.
7.000%, 12/15/25	19,500	21,139

MetLife Global Funding
3 4.625%, 8/19/10	15,000	14,473

MetLife, Inc.
5.250%, 12/1/06	15,000	14,998

Metropolitan Life Insurance Co.
3 7.800%, 11/1/25	25,000	29,525

Nationwide Life
Global Funding
3 5.350%, 2/15/07	25,000	25,024

New York Life Insurance
3 5.875%, 5/15/33	27,500	27,254

Principal Life Income Funding
5.125%, 3/1/11	18,895	18,689

Protective Life Secured Trust
3.700%, 11/24/08	9,985	9,590

Prudential Financial, Inc.
5.100%, 9/20/14	12,000	11,550
4.750%, 6/13/15	21,000	19,639

	Face Amount ($000)	Market Value• ($000)

Travelers Property
Casualty Corp.
5.000%, 3/15/13	6,200	5,956
6.375%, 3/15/33	6,680	6,769

UnitedHealth Group, Inc.
5.375%, 3/15/16	16,000	15,616

XL Capital Ltd.
5.250%, 9/15/14	16,000	15,210

Real Estate Investment Trusts (0.1%)

Brandywine Operating
Partnership
5.750%, 4/1/12	10,030	9,963

Financial Other (0.7%)

Aiful Corp.
3 5.000%, 8/10/10	9,890	9,560

Berkshire Hathaway
Finance Corp.
4.125%, 1/15/10	48,255	46,256

SovRisc BV
3 4.625%, 10/31/08	25,000	24,688

2,434,268
Industrial (20.2%)

Basic Industry (2.7%)

Alcan, Inc.
4.875%, 9/15/12	10,500	10,036
4.500%, 5/15/13	22,300	20,564

Alcoa, Inc.
6.500%, 6/1/11	45,000	46,953

BHP Billiton Finance
4.800%, 4/15/13	33,500	32,160

Dow Chemical Co.
5.750%, 12/15/08	50,000	50,581

E.I. du Pont de Nemours & Co.
6.750%, 9/1/07	25,000	25,497
3.375%, 11/15/07	5,000	4,855
4.125%, 3/6/13	27,200	24,933

International Paper Co.
4 5.850%, 4/30/06	18,300	18,188
7.625%, 1/15/07	15,000	15,245

Monsanto Co.
5.500%, 8/15/25	9,550	8,760
5.500%, 7/30/35	15,000	13,661

PPG Industries, Inc.
6.875%, 2/15/12	7,017	7,453

Praxair, Inc.
6.375%, 4/1/12	25,000	26,073

Rio Tinto Finance USA Ltd.
2.625%, 9/30/08	15,000	14,057

Weyerhaeuser Co.
5.950%, 11/1/08	4,264	4,305

Capital Goods (2.9%)

Boeing Capital Corp.
5.750%, 2/15/07	9,000	9,031
4.750%, 8/25/08	10,470	10,335

Boeing Co.
6.625%, 2/15/38	20,950	23,115

Caterpillar Financial
Services Corp.
3.625%, 11/15/07	12,800	12,471
2.700%, 7/15/08	11,800	11,145

Caterpillar, Inc.
6.550%, 5/1/11	5,000	5,250
6.625%, 7/15/28	6,000	6,597
6.950%, 5/1/42	15,000	17,263

General Dynamics Corp.
3.000%, 5/15/08	11,400	10,887
4.250%, 5/15/13	41,100	38,376

Goodrich Corp.
6.800%, 2/1/18	7,135	7,451
7.000%, 4/15/38	5,250	5,470

Illinois Tool Works, Inc.
5.750%, 3/1/09	25,000	25,373

John Deere Capital Corp.
4.500%, 8/22/07	10,000	9,891
4.625%, 4/15/09	15,000	14,692
7.000%, 3/15/12	25,000	26,814

Minnesota Mining &
Manufacturing Corp.
6.375%, 2/15/28	25,000	27,023

PACTIV Corp.
8.125%, 6/15/17	20,000	22,261

Tyco International Group SA
6.000%, 11/15/13	20,800	20,984

United Technologies Corp.
7.125%, 11/15/10	25,000	26,718
6.350%, 3/1/11	5,000	5,196

	Face Amount ($000)	Market Value• ($000)

Communications (5.2%)

AT&T Inc.
6.250%, 3/15/11	15,500	15,870

AT&T Wireless Services, Inc.
8.750%, 3/1/31	27,000	34,161

BellSouth Corp.
6.000%, 10/15/11	31,000	31,503
6.000%, 11/15/34	34,000	31,589

CBS Corp.
7.700%, 7/30/10	26,740	28,591
7.875%, 7/30/30	5,760	6,307

Chesapeake &
Potomac Telephone Co.
7.875%, 1/15/22	16,000	16,696

Comcast Cable
Communications, Inc.
6.200%, 11/15/08	5,250	5,343
6.750%, 1/30/11	10,000	10,411

Comcast Corp.
5.300%, 1/15/14	21,000	19,991

Deutsche Telekom
4 8.000%, 6/15/06	7,000	7,622
4 8.250%, 6/15/06	39,200	46,736

France Telecom
4 7.750%, 9/1/06	24,000	26,208
4 8.500%, 9/1/06	20,800	26,225

GTE California Inc.
6.700%, 9/1/09	25,000	25,701

Gannett Co., Inc.
4.125%, 6/15/08	14,000	13,655
6.375%, 4/1/12	25,000	25,816

Michigan Bell Telephone Co.
7.850%, 1/15/22	25,000	26,750

New Jersey Bell Telephone Co.
8.000%, 6/1/22	14,585	15,398

New York Times Co.
5.350%, 4/16/07	10,000	9,995

News America Inc.
5.300%, 12/15/14	5,000	4,823
6.200%, 12/15/34	11,000	10,287

Sprint Capital Corp.
8.750%, 3/15/32	10,200	12,724

Telecom Italia Capital
4.950%, 9/30/14	7,000	6,428
5.250%, 10/1/15	7,500	6,993
6.000%, 9/30/34	16,750	15,070

Telefonica Europe BV
7.750%, 9/15/10	25,000	26,896

Univision Communications, Inc.
3.500%, 10/15/07	10,000	9,683

Verizon Global Funding Corp.
4.375%, 6/1/13	14,500	13,340

Verizon Virginia, Inc.
4.625%, 3/15/13	10,800	9,850

Verizon Wireless Capital
5.375%, 12/15/06	10,000	9,997

Vodafone Group PLC
5.375%, 1/30/15	11,250	10,830

Washington Post Co.
5.500%, 2/15/09	50,000	50,117

Consumer Cyclicals (1.7%)
CVS Corp.
4.875%, 9/15/14	12,000	11,318

Home Depot Inc.
3.750%, 9/15/09	12,000	11,443

Lowe's Cos., Inc.
5.000%, 10/15/15	28,125	27,167

McDonald's Corp.
5.750%, 3/1/12	10,000	10,057

Target Corp.
6.350%, 1/15/11	16,500	17,180
5.875%, 3/1/12	31,000	31,761

Time Warner, Inc.
6.150%, 5/1/07	20,000	20,149
6.875%, 5/1/12	10,000	10,474

Wal-Mart Stores, Inc.
4.375%, 7/12/07	10,000	9,908
6.875%, 8/10/09	50,000	52,369

Consumer Noncyclicals (4.7%)

Abbott Laboratories
4.350%, 3/15/14	20,000	18,592

Anheuser-Busch Cos., Inc.
6.000%, 4/15/11	31,125	31,925
7.500%, 3/15/12	5,000	5,497

Archer-Daniels-Midland Co.
8.875%, 4/15/11	5,325	6,103
7.125%, 3/1/13	6,200	6,723
5.935%, 10/1/32	5,000	4,943

Becton, Dickinson & Co.
4.550%, 4/15/13	25,900	24,333

	Face Amount ($000)	Market Value• ($000)

Bestfoods
6.625%, 4/15/28	25,000	26,575

Clorox Co.
4.200%, 1/15/10	14,535	13,922

Coca-Cola Co.
5.750%, 3/15/11	45,000	45,832

Coca-Cola Enterprises Inc.
5.750%, 11/1/08	25,000	25,285

Diageo Capital PLC
3.500%, 11/19/07	10,400	10,120
3.375%, 3/20/08	30,200	29,105

Eli Lilly & Co.
6.000%, 3/15/12	10,000	10,310

General Mills, Inc.
5.125%, 2/15/07	25,000	24,930

Gillette Co.
4.125%, 8/30/07	5,000	4,939

GlaxoSmithKline Capital Inc.
4.375%, 4/15/14	10,000	9,276
5.375%, 4/15/34	16,055	15,262

Hershey Foods Corp.
6.950%, 3/1/07	13,000	13,198

Johnson & Johnson
3.800%, 5/15/13	19,895	18,330
6.730%, 11/15/23	15,000	16,934

Kimberly-Clark Corp.
6.250%, 7/15/18	25,000	26,237

Kraft Foods, Inc.
5.625%, 11/1/11	22,625	22,641

Pepsi Bottling Holdings Inc.
3 5.625%, 2/17/09	4,030	4,061

Pepsico, Inc.
3.200%, 5/15/07	18,000	17,627

Pharmacia Corp.
4 6.500%, 6/1/06	1,500	1,621
4 6.600%, 6/1/06	10,500	11,563

Procter & Gamble Co.
4.750%, 6/15/07	20,000	19,921
4.300%, 8/15/08	13,000	12,757
6.450%, 1/15/26	25,000	26,830

2 Procter & Gamble Co. ESOP
9.360%, 1/1/21	25,000	31,294

Schering-Plough Corp.
4 5.550%, 6/1/06	16,985	16,813

Energy (1.8%)

Amoco Corp.
6.500%, 8/1/07	5,000	5,083

Anadarko Petroleum Corp.
3.250%, 5/1/08	10,800	10,369

BP Capital Markets America
4.200%, 6/15/18	6,300	5,551

Burlington Resources, Inc.
6.500%, 12/1/11	25,000	26,307

ChevronTexaco Capital Co.
3.500%, 9/17/07	22,000	21,496
8.625%, 4/1/32	25,000	34,717

Devon Financing Corp.
7.875%, 9/30/31	15,000	18,129

Encana Corp.
6.500%, 8/15/34	15,000	15,738

Halliburton Co.
5.500%, 10/15/10	15,400	15,443

Phillips Petroleum Co.
7.000%, 3/30/29	11,500	13,047

Suncor Energy, Inc.
5.950%, 12/1/34	28,000	28,070

Valero Energy Corp.
7.500%, 4/15/32	16,600	19,106

Technology (0.5%)

Hewlett-Packard Co.
3.625%, 3/15/08	10,800	10,474

International Business
Machines Corp.
4.250%, 9/15/09	5,000	4,838
4.750%, 11/29/12	5,000	4,819
7.000%, 10/30/25	25,000	28,006

Pitney Bowes, Inc.
4.750%, 5/15/18	10,000	9,125

Transportation (0.2%)

CSX Corp.
6.750%, 3/15/11	4,820	5,057

Norfolk Southern Corp.
6.200%, 4/15/09	15,000	15,344

	Face Amount ($000)	Market Value• ($000)

Industrial Other (0.5%)

Dover Corp.
4.875%, 10/15/15	20,000	18,950

Eaton Corp.
5.750%, 7/15/12	15,600	15,825
6.500%, 6/1/25	10,000	10,586
5.250%, 6/15/35	14,500	13,267

Stanley Works
3.500%, 11/1/07	5,000	4,874

2,380,816
Utilities (3.6%)

Electric (3.6%)

Boston Edison Co.
4.875%, 10/15/12	20,800	20,146

Commonwealth Edison Co.
6.150%, 3/15/12	20,000	20,455

Consolidated Edison Co.
of New York
5.625%, 7/1/12	16,205	16,306
4.875%, 2/1/13	9,700	9,357
3.850%, 6/15/13	6,000	5,400

Duke Energy Corp.
6.250%, 1/15/12	20,000	20,639

Exelon Corp.
6.750%, 5/1/11	17,500	18,307

Florida Power & Light Co.
4.850%, 2/1/13	12,000	11,558
5.625%, 4/1/34	5,000	4,759

Florida Power Corp.
6.650%, 7/15/11	25,000	26,253

Georgia Power Co.
4.875%, 7/15/07	25,000	24,848
5.125%, 11/15/12	5,000	4,907

Kentucky Utilities Co.
7.920%, 5/15/07	5,000	5,091

National Rural Utilities
Cooperative Finance Corp.
7.250%, 3/1/12	40,000	43,300
4.750%, 3/1/14	12,000	11,360

Oklahoma Gas & Electric Co.
6.500%, 4/15/28	10,000	10,418

PECO Energy Co.
4.750%, 10/1/12	12,000	11,449

PacifiCorp
6.625%, 6/1/07	10,000	10,130

SCANA Corp.
6.875%, 5/15/11	25,000	26,411
6.250%, 2/1/12	28,930	29,788

Southern California Edison Co.
5.000%, 1/15/14	11,800	11,370

United Electric Distribution
3 4.700%, 4/15/11	3,875	3,731

Virginia Electric & Power Co.
5.375%, 2/1/07	45,500	45,470
4.750%, 3/1/13	16,350	15,381

Wisconsin Power & Light Co.
5.700%, 10/15/08	12,650	12,745

Wisconsin Public Service
6.125%, 8/1/11	8,000	8,250

		427,829

Total Corporate Bonds
(Cost $6,065,271)		6,003,731

Sovereign Bonds (U.S. Dollar-Denominated) (6.3%)

African Development Bank
4.500%, 1/15/09	22,500	22,175
3.750%, 1/15/10	6,400	6,098

Asian Development Bank
4.500%, 9/4/12	40,000	38,629

BK Nederlandse Gemeenten
6.000%, 3/26/12	50,000	51,780

European Investment Bank
3.500%, 3/14/08	26,000	25,268
4.000%, 3/3/10	20,000	19,140
4.625%, 5/15/14	54,000	52,369
4.625%, 10/20/15	15,000	14,386

Inter-American
Development Bank
3.375%, 3/17/08	30,000	29,095

International Bank for
Reconstruction & Development
4.125%, 6/24/09	11,800	11,486

Japan Bank International
4.750%, 5/25/11	35,000	34,299

Kingdom of Spain
33.375%, 10/28/09	15,000	14,150

Kreditanstalt fur Wiederaufbau
3.375%, 1/23/08	60,000	58,240
3.500%, 3/14/08	18,000	17,482
3.250%, 3/30/09	18,000	17,143
4.125%, 10/15/14	22,000	20,454

	Face Amount ($000)	Market Value• ($000)

Landwirtschaftliche Rentenbank
4.125%, 7/15/08	67,000	65,540

Oesterreichische Kontrollbank
4.250%, 10/6/10	15,000	14,518
4.500%, 3/9/15	17,000	16,236

Province of British Columbia
5.375%, 10/29/08	9,500	9,569

Province of Manitoba
4.450%, 4/12/10	20,000	19,394

Province of New Brunswick
3.500%, 10/23/07	4,600	4,481

Province of Ontario
5.125%, 7/17/12	25,000	24,908
^4.500%, 2/3/15	40,000	37,836

Province of Quebec
6.125%, 1/22/11	19,500	20,133

Quebec Hydro Electric
6.300%, 5/11/11	50,000	51,606

Republic of Finland
4.750%, 3/6/07	6,000	5,992

Republic of Italy
5.625%, 6/15/12	40,000	40,667

Total Sovereign Bonds
(Cost $762,827)		743,074

Taxable Municipal Bonds (1.0%)

Illinois (Taxable Pension) GO
4.950%, 6/1/23	9,675	9,105
5.100%, 6/1/33	52,000	48,651

Oregon School Board Assn. GO
4.759%, 6/30/28	15,000	13,538

Southern California
Public Power Auth
6.930%, 5/15/17	30,000	33,745

Wisconsin Public Service Rev
5.700%, 5/1/26	9,000	9,140

Total Taxable Municipal Bonds
(Cost $118,207)		114,179

Common Stocks (38.5%)

Consumer Staples (3.5%)

Altria Group, Inc.	1,855,000	131,445
Kellogg Co.	2,241,300	98,707
Kimberly-Clark Corp.	1,405,900	81,261
General Mills, Inc.	981,800	49,758
Campbell Soup Co.	1,508,200	48,866

		410,037
Energy (5.1%)

ExxonMobil Corp.	4,028,926	245,200
ConocoPhillips Co.	2,653,600	167,575
BP PLC ADR	1,543,608	106,416

Royal Dutch Shell PLC ADR
Class B	669,256	43,602

Royal Dutch Shell PLC ADR
Class A	684,900	42,642

		605,435
Financials (11.9%)

Bank of America Corp.	5,092,788	231,926

Citigroup, Inc.	4,355,100	205,691

PNC Financial
Services Group	1,931,200	129,989
SunTrust Banks, Inc.	1,673,200	121,742
UBS AG	1,036,000	113,929
JPMorgan Chase & Co.	2,407,300	100,240
National City Corp.	2,499,400	87,229

Regency Centers Corp.
REIT	1,095,900	73,634
Wells Fargo & Co.	979,200	62,542
U.S. Bancorp	1,948,900	59,441
The Chubb Corp.	561,500	53,590
Wachovia Corp.	842,200	47,205
The Allstate Corp.	865,200	45,086
Washington Mutual, Inc.	680,500	29,003
Comerica, Inc.	476,400	27,617
KKR Financial Corp. REIT	590,200	13,238

		1,402,102

	Face Amount ($000)	Market Value• ($000)

Health Care (2.4%)

Wyeth	2,426,100	117,714

Abbott Laboratories	1,467,900	62,342

Bristol-Myers Squibb Co.	2,000,000	49,220

AstraZeneca Group PLC ADR	492,200	24,723

Baxter International, Inc.	500,800	19,436

Pfizer Inc.	409,100	10,195

		283,630
Industrials (2.3%)

General Electric Co.	3,600,700	125,232

Caterpillar, Inc.	1,233,300	88,563

Pitney Bowes, Inc.	1,078,500	46,300

R.R. Donnelley & Sons Co.	487,300	15,944

		276,039
Materials (4.0%)

Dow Chemical Co.	2,801,900	113,757

E.I. du Pont
de Nemours & Co.	2,487,000	104,976
Weyerhaeuser Co.	1,006,800	72,923
PPG Industries, Inc.	1,084,900	68,728

Air Products &
Chemicals, Inc.	700,100	47,040
International Paper Co.	1,030,000	35,607
Lyondell Chemical Co.	1,000,000	19,900
Alcoa Inc.	400,000	12,224

		475,155
Telecommunication Services (3.8%)

AT&T Inc.	8,506,065	230,004

BellSouth Corp.	3,589,900	124,390

Verizon Communications Inc.	2,631,500	89,629

		444,023
Utilities (5.5%)

FPL Group, Inc.	4,609,800	185,037

Dominion Resources, Inc.	1,186,200	81,883

Exelon Corp.	1,400,100	74,065

Consolidated Edison Inc.	1,240,600	53,966

Southern Co.	1,541,600	50,518

PPL Corp.	1,630,000	47,922

Cinergy Corp.	1,000,000	45,410

SCANA Corp.	1,045,900	41,041

Puget Energy, Inc.	1,754,400	37,158

Entergy Corp.	289,900	19,986

Public Service Enterprise
Group, Inc.	200,000	12,808

		649,794

Total Common Stocks
(Cost $3,560,941)		4,546,215

Temporary Cash Investments (0.3%)

Money Market Fund (0.3%)

5 Vanguard Market Liquidity
Fund 4.715%—Note G	32,650,280	32,650

	Face
	Amount
	($000)

Repurchase Agreement (0.0%)

Bank of America 4.820%,
4/3/06 (Dated 3/31/06,
Repurchase Value
$1,601,000, collateralized
by Federal National
Mortgage Assn.,
5.000%, 3/1/35)	1,600	1,600

Total Temporary Cash Investments
(Cost $34,250)		34,250

Total Investments (99.6%)
(Cost $10,857,468)		11,746,210

Other Assets and Liabilities (0.4%)

Other Assets—Note C		119,395

Liabilities—Note G		(73,527)

		45,868

Net Assets (100%)		11,792,078

At March 31, 2006, net assets consisted of:6

Amount ($000)
Paid-in Capital	10,859,404
Overdistributed Net Investment Income	(7,040)
Accumulated Net Realized Gains	50,972
Unrealized Appreciation	888,742
Net Assets	11,792,078

Investor Shares-Net Assets
Applicable to 353,973,076 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,461,938
Net Asset Value Per Share- Investor Shares	$21.08

Admiral Shares-Net Assets
Applicable to 84,785,436 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,330,140
Net Asset Value Per Share- Admiral Shares	$51.07

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate value of these securities was $332,912,000, representing 2.8% of net assets.
4 Adjustable-rate note.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
   ADR-American Depositary Receipt.
   GO-General Obligation Bond.
   REIT-Real Estate Investment Trust.

Statement of Operations

Six Months Ended March 31, 2006
($000)

Investment Income

Income

Dividends	75,711

Interest	183,447

Security Lending	56

Total Income	259,214

Expenses

Investment Advisory Fees—Note B

Basic Fee	3,182

Performance Adjustment	(580)

The Vanguard Group—Note C

Management and Administrative

Investor Shares	6,262

Admiral Shares	1,540

Marketing and Distribution

Investor Shares	1,207

Admiral Shares	383

Custodian Fees	18

Shareholders' Reports

Investor Shares	92

Admiral Shares	10

Trustees' Fees and Expenses	7

Total Expenses	12,121

Expenses Paid Indirectly—Note D	(205)

Net Expenses	11,916

Net Investment Income	247,298

Realized Net Gain (Loss) on Investment Securities Sold	74,971

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(175,842)

Net Increase (Decrease) in Net Assets Resulting from Operations	146,427

Statement of Changes in Net Assets

	Six Months Ended Mar. 31, 2006 ($000)	Year Ended Sept. 30, 2005 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	247,298	448,894
Realized Net Gain (Loss)	74,971	209,623
Change in Unrealized Appreciation (Depreciation)	(175,842)	82,254
Net Increase (Decrease) in Net Assets Resulting from Operations	146,427	740,771
Distributions
Net Investment Income
Investor Shares	(159,598)	(356,752)
Admiral Shares	(93,705)	(93,985)
Realized Capital Gain[1]
Investor Shares	(135,445)	(16,117)
Admiral Shares	(76,238)	(2,841)
Total Distributions	(464,986)	(469,695)
Capital Share Transactions-Note H
Investor Shares	(287,268)	(1,140,390)
Admiral Shares	416,563	2,493,320
Net Increase (Decrease) from Capital Share Transactions	129,295	1,352,930
Total Increase (Decrease)	(189,264)	1,624,006
Net Assets
Beginning of Period	11,981,342	10,357,336
End of Period[2]	11,792,078	11,981,342

1 Includes fiscal 2006 and 2005 short-term gain distributions totaling $4,961,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Including undistributed (overdistributed) net investment income of ($7,040,000) and ($1,035,000).

Financial Highlights

Wellesley Income Fund Investor Shares

For a Share Outstanding	Six Months Ended Mar. 31,	Year Ended September 30,				Jan. 1 to Sept. 30,	Year Ended Dec. 31,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2000

Net Asset Value,
Beginning of Period	$21.66	$21.11	$20.25	$19.08	$20.69	$20.34	$18.85

Investment Operations
Net Investment Income	.442	.851	.844	.862	.943	.748	1.06

Net Realized and Unrealized
Gain (Loss) on Investments	(.185)	.592	.871	1.163	(.886)	.472	1.89

Total from
Investment Operations	.257	1.443	1.715	2.025	.057	1.220	2.95

Distributions
Dividends from
Net Investment Income	(.453)	(.855)	(.855)	(.855)	(.955)	(.720)	(1.06)

Distributions from
Realized Capital Gains	(.384)	(.038)	—	—	(.712)	(.150)	(0.40)

Total Distributions	(.837)	(.893)	(.855)	(.855)	(1.667)	(.870)	(1.46)

Net Asset Value,
End of Period	$21.08	$21.66	$21.11	$20.25	$19.08	$20.69	$20.34

Total Return	1.20%	6.93%	8.60%	10.74%	0.26%	6.16%	16.17%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$7,462	$7,954	$8,851	$8,171	$6,985	$6,493	$6,558

Ratio of Total Expenses to
Average Net Assets[2]	0.24%[3]	0.24%	0.26%	0.31%	0.30%	0.33%[3]	0.31%

Ratio of Net Investment
Income to Average
Net Assets	4.13%[3]	3.98%	4.06%	4.33%	4.72%	4.88%[3]	5.39%

Portfolio Turnover Rate	17%[3]	18%	23%	28%	43%	24%	28%

1 The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.01%, 0.01%, 0.01%, and (0.01%).
3 Annualized.

Wellesley Income Fund Admiral Shares

For a Share Outstanding	Six Months Ended Mar. 31,	Year Ended September 30,				May. 14[1] to Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$52.47	$51.16	$49.07	$46.22	$50.14	$50.00

Investment Operations

Net Investment Income	1.101	2.121	2.099	2.136	2.318	.932

Net Realized and Unrealized Gain (Loss)
on Investments	(.442)	1.413	2.113	2.835	(2.164)	.359

Total from Investment Operations	.659	3.534	4.212	4.971	.154	1.291

Distributions
Dividends from Net Investment Income	(1.129)	(2.131)	(2.122)	(2.121)	(2.348)	(1.151)

Distributions from Realized Capital Gains	(.930)	(.093)	—	—	(1.726)	—

Total Distributions	(2.059)	(2.224)	(2.122)	(2.121)	(4.074)	(1.151)

Net Asset Value, End of Period	$51.07	$52.47	$51.16	$49.07	$46.22	$50.14

Total Return	1.27%	7.01%	8.72%	10.89%	0.29%	2.63%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,330	$4,027	$1,507	$1,274	$915	$645

Ratio of Total Expenses to
Average Net Assets[3]	0.13%[4]	0.14%	0.15%	0.20%	0.23%	0.26%[4]

Ratio of Net Investment Income to
Average Net Assets	4.24%[4]	4.05%	4.17%	4.43%	4.78%	4.88%[4]

Portfolio Turnover Rate	17%[4]	18%	23%	28%	43%	24%

1 Inception.
2 The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
4 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the six months ended March 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before a decrease of $580,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2006, the fund had contributed capital of $1,333,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $200,000 and custodian fees by $5,000.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2006, net unrealized appreciation of investment securities for tax purposes was $888,742,000, consisting of unrealized gains of $1,118,653,000 on securities that had risen in value since their purchase and $229,911,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the six months ended March 31, 2006, the fund purchased $1,007,469,000 of investment securities and sold $898,278,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $89,969,000, respectively.

G.     The market value of securities on loan to broker/dealers at March 31, 2006, was $31,720,000, for which the fund received cash collateral of $32,650,000.

H.     Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	557,390	26,103	1,800,594	83,305

Issued in Lieu of Cash Distributions	267,145	12,624	324,911	15,117

Redeemed	(1,111,803)	(52,012)	(3,265,895)	(150,365)

Net Increase (Decrease)-Investor Shares	(287,268)	(13,285)	(1,140,390)	(51,943)

Admiral Shares

Issued	631,212	12,166	2,668,265	50,627

Issued in Lieu of Cash Distributions	142,850	2,786	77,241	1,480

Redeemed	(357,499)	(6,916)	(252,186)	(4,806)

Net Increase (Decrease)-Admiral Shares	416,563	8,036	2,493,320	47,301

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2006

Wellesley Income Fund	Beginning Account Value 9/30/2005	Ending Account Value 3/31/2006	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,011.99	$1.20
Admiral Shares	1,000.00	1,012.69	0.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.73	$1.21
Admiral Shares	1,000.00	1,024.28	0.66

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (since January 2006), Vice President and Chief Information Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc., since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
Wellesley and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2006

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.